EXHIBIT 10.2


Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Grohe Holding GmbH ("Grohe Holding") does hereby certify that: the annual report on Form 20-F for the year ended December 31, 2002 (the "Form 20-F") of Grohe Holding fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 20-F fairly presents, in all material respects, the financial conditions and results of operations of Grohe Holding.

Dated:  April 30, 2003



/s/ Peter Korfer-Schun
-------------------------
Mr. Peter Korfer-Schun
Chief Executive Officer



/s/ Michel Grimm
-------------------------
Mr. Michael Grimm
Chief Financial Officer


* A signed original of this written statement required by Section 906 has been provided to Grohe Holding and will be retained by Grohe Holding and furnished to the Securities and Exchange Commission or its staff upon request.